EXHIBIT 99.1
                                                                    ------------



                             Joint Filer Information



NAME:                   Genstar Capital III, L.P.

ADDRESS:                c/o Genstar Capital LLC
                        Four Embarcadero Center, Suite 1900
                        San Francisco, CA 94111

DESIGNATED FILER:       Genstar Capital III, L.P.

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Altra Holdings, Inc. (AIMC)

DATE OF EVENT REQUIRING STATEMENT:  January 4, 2007

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      Genstar Capital III, L.P.
                By:  Genstar III GP LLC, its General Partner


                By: /s/ Jean-Pierre Conte
                    -----------------------------
                     Name:   Jean-Pierre Conte
                     Title:  Managing Director


Dated: January 4, 2007

                             Joint Filer Information



NAME:                   Genstar Capital Partners III, L.P.

ADDRESS:                c/o Genstar Capital LLC
                        Four Embarcadero Center, Suite 1900
                        San Francisco, CA 94111

DESIGNATED FILER:       Genstar Capital III, L.P.

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Altra Holdings, Inc. (AIMC)

DATE OF EVENT REQUIRING STATEMENT:  January 4, 2007

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      Genstar Capital Partners III, L.P.
                By:  Genstar Capital III, L.P., its General Partner
                By:  Genstar III GP LLC, its General Partner


                By: /s/ Jean-Pierre Conte
                    -----------------------------
                     Name:   Jean-Pierre Conte
                     Title:  Managing Director


Dated: January 4, 2007

                             Joint Filer Information



NAME:                   Stargen III, L.P.

ADDRESS:                c/o Genstar Capital LLC
                        Four Embarcadero Center, Suite 1900
                        San Francisco, CA 94111

DESIGNATED FILER:       Genstar Capital III, L.P.

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Altra Holdings, Inc. (AIMC)

DATE OF EVENT REQUIRING STATEMENT:  January 4, 2007

RELATIONSHIP OF JOINT FILER TO ISSUER:  Other



SIGNATURE:      Stargen III, L.P.
                By:  Genstar Capital III, L.P., its General Partner
                By:  Genstar III GP LLC, its General Partner


                By: /s/ Jean-Pierre Conte
                    -----------------------------
                     Name:   Jean-Pierre Conte
                     Title:  Managing Director


Dated: January 4, 2007